SUPPLEMENT DATED JULY 24, 2024 TO THE CURRENT
SUMMARY PROSPECTUS AND STATUTORY PROSPECTUS FOR:
Invesco Intermediate Bond Factor Fund
(the “Fund”)
This supplement amends the Summary Prospectus and Statutory Prospectus of the above referenced Fund and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectus and Statutory Prospectus and retain it for future reference.
Effective July 24, 2024:
The following information replaces in its entirety the table appearing under the heading “Management of the Fund” in the prospectuses:
Portfolio Managers	Title	Length of Service on the Fund
Jacob Habibi, CFA	Portfolio Manager	2023

James Ong, CFA	Portfolio Manager	2024

The following information replaces in its entirety the bulleted information appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectus:
▪
Jacob Habibi, CFA, Portfolio Manager, who has been responsible for the Fund since 2023 and has been associated with Invesco and/or its affiliates since 2001.
▪
James Ong, CFA, Portfolio Manager, who has been responsible for the Fund from 2020 through 2023, and again since 2024 and has been associated with Invesco and/or its affiliates since 2014.
Effective July 24, 2024, Noelle Corum will no longer serve as a Portfolio Manager of the Fund. At that time, all references to Ms. Corum will be deemed to be removed from the Fund’s Summary Prospectus and Statutory Prospectus.
O-INTI-SUMSTAT-SUP 072424